PartnerRe Ltd.

Development of Loss and Loss Expense Reserves Excluding Impact of Foreign Exchange
(in thousands of U.S. dollars)

(Unaudited)

	1994	1995	1996	1997(1)	1998(2)	1999	2000	2001	2002	2003

Gross liability for unpaid losses and
loss expenses	$36,051	$68,426	$59,866	$1,098,527	$2,649,380	$2,616,556	$2,386,032	$3,005,628	$3,658,416	$4,755,059
Retroceded liability for unpaid losses
and loss expenses	—	—	—	126,112	257,398	205,982	203,180	214,891	217,777	175,685

Net liability for unpaid losses and
loss expenses	$36,051	$68,426	$59,866	$972,415	$2,391,982	$2,410,574	$2,182,852	$2,790,737	$3,440,639	$4,579,374
Net liability re-estimated as of:
One year later	36,051	68,426	59,866	914,558	2,360,763	2,410,462	2,174,981	2,846,855	3,496,102
Two years later	36,051	68,426	18,632	910,660	2,174,414	2,359,852	2,240,526	2,921,908
Three years later	36,051	43,134	16,373	931,411	2,112,196	2,384,937	2,283,941
Four years later	27,199	41,102	15,395	907,124	2,083,108	2,400,881
Five years later	26,192	40,124	15,013	891,916	2,079,706
Six years later	26,164	39,742	15,112	891,921
Seven years later	26,034	39,809	16,288
Eight years later	26,100	40,887
Nine years later	26,158

Cumulative redundancy (deficiency) excluding foreign exchange	$9,893	$27,539	$43,578	$80,494	$312,276	$9,693	$(101,089)	$(131,171)	$(55,463)

(1)	Liability for unpaid losses and loss expenses includes, for the first time, PartnerRe SA, which the Company acquired in July 1997.

(2)	Liability for unpaid losses and loss expenses includes, for the first time, Winterthur Re, which the Company acquired in December 1998.

S-1

PartnerRe Ltd.
Supplementary Information
(in millions of U.S. dollars)
(Unaudited)

SEGMENT INFORMATION

For the three months ended March 31, 2002

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$176	$207	$421	$804	$-	$43	$-	$847

Net premiums written	$174	$201	$409	$784	$-	$40	$-	$824
Increase in unearned premiums	(54)	(80)	(204)	(338)	-	(7)	-	(345)

Net premiums earned	$120	$121	$205	$446	$-	$33	$-	$479
Losses and loss expenses
including life policy benefits	(80)	(89)	(115)	(284)	-	(28)	-	(312)
Acquisition costs	(32)	(29)	(35)	(96)	-	(8)	-	(104)

Technical Result	$8	$3	$55	$66	$-	$(3)	$-	$63
Other income	n/a	n/a	n/a	-	1	-	-	1
Other operating expenses	n/a	n/a	n/a	(31)	-	(3)	(3)	(37)

Underwriting Result	n/a	n/a	n/a	$35	$1	$(6)	n/a	$27
Net investment income	n/a	n/a	n/a	n/a	-	6	53	59

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$-	n/a	n/a
Net realized investment losses	n/a	n/a	n/a	n/a	n/a	n/a	(8)	(8)
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(3)	(3)
Net foreign exchange losses	n/a	n/a	n/a	n/a	n/a	n/a	(4)	(4)
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	(1)	(1)
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(7)	(7)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$63

Loss ratio (1)	66.3%	73.9%	55.9%	63.6%
Acquisition ratio (2)	27.0	23.5	16.8	21.4

Technical ratio (3)	93.3%	97.4%	72.7%	85.0%
Other overhead expense ratio (4)				6.9

Combined ratio (5)				91.9%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

For the three months ended June 30, 2002

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$176	$112	$244	$532	$1	$35	$-	$568

Net premiums written	$176	$110	$244	$530	$-	$33	$-	$563
(Increase) decrease in unearned premiums	(39)	28	13	2	-	1	-	3

Net premiums earned	$137	$138	$257	$532	$-	$34	$-	$566

Losses and loss expenses
including life policy benefits	(106)	(100)	(145)	(351)	-	(31)	-	(382)
Acquisition costs	(35)	(35)	(44)	(114)	-	(7)	-	(121)

Technical Result	$(4)	$3	$68	$67	$-	$(4)	$-	$63
Other income	n/a	n/a	n/a	-	1	-	-	1
Other operating expenses	n/a	n/a	n/a	(33)	-	(3)	(4)	(40)

Underwriting Result	n/a	n/a	n/a	$34	$1	$(7)	n/a	$24
Net investment income	n/a	n/a	n/a	n/a	-	8	52	60

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$1	n/a	n/a
Net realized investment losses	n/a	n/a	n/a	n/a	n/a	n/a	(6)	(6)
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(3)	(3)
Net foreign exchange losses	n/a	n/a	n/a	n/a	n/a	n/a	(2)	(2)
Income tax benefit	n/a	n/a	n/a	n/a	n/a	n/a	1	1
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(7)	(7)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$67

Loss ratio (1)	77.4%	72.9%	56.4%	66.1%
Acquisition ratio (2)	25.7	25.2	17.1	21.4

Technical ratio (3)	103.1%	98.1%	73.5%	87.5%
Other overhead expense ratio (4)				6.2

Combined ratio (5)				93.7%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

PartnerRe Ltd.
Supplementary Information
(in millions of U.S. dollars)
(Unaudited)

SEGMENT INFORMATION

For the six months ended June 30, 2002

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$352	$319	$665	$1,336	$1	$78	$-	$1,415

Net premiums written	$350	$311	$653	$1,314	$-	$74	$-	$1,388
Increase in unearned premiums	(93)	(52)	(191)	(336)	-	(7)	-	(343)

Net premiums earned	$257	$259	$462	$978	$-	$67	$-	$1,045
Losses and loss expenses
including life policy benefits	$(186)	$(189)	$(259)	$(634)	$-	$(59)	$-	$(693)
Acquisition costs	(67)	(64)	(79)	(210)	-	(15)	-	(225)

Technical Result	$4	$6	$124	$134	$-	$(7)	$-	$127
Other income	n/a	n/a	n/a	-	2	-	-	2
Other operating expenses	n/a	n/a	n/a	(64)	-	(6)	(7)	(77)

Underwriting Result	n/a	n/a	n/a	$70	$2	$(13)	n/a	$52
Net investment income	n/a	n/a	n/a	n/a	-	14	104	118

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$1	n/a	n/a
Net realized investment losses	n/a	n/a	n/a	n/a	n/a	n/a	(14)	(14)
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(6)	(6)
Net foreign exchange losses	n/a	n/a	n/a	n/a	n/a	n/a	(6)	(6)
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	-	-
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(14)	(14)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$130

Loss ratio (1)	72.2%	73.4%	56.2%	64.9%
Acquisition ratio (2)	26.3	24.4	17.0	21.4

Technical ratio (3)	98.5%	97.8%	73.2%	86.3%
Other overhead expense ratio (4)				6.5

Combined ratio (5)				92.8%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

For the three months ended September 30, 2002

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$125	$143	$272	$540	$-	$36	$-	$576

Net premiums written	125	140	271	536	-	34	-	570
Decrease in unearned premiums	$17	$11	$33	$61	$-	$1	$-	$62

Net premiums earned	$142	$151	$304	$597	$-	$35	$-	$632
Losses and loss expenses including
life policy benefits	(111)	(135)	(255)	(501)	-	(31)	-	(532)
Acquisition costs	(40)	(35)	(55)	(130)	-	(7)	-	(137)

Technical Result	$(9)	$(19)	$(6)	$(34)	$-	$(3)	$-	$(37)
Other income	n/a	n/a	n/a	-	1	-	1	2
Other operating expenses	n/a	n/a	n/a	(33)	-	(3)	(5)	(41)

Underwriting Result	n/a	n/a	n/a	$(67)	$1	$(6)	n/a	$(76)
Net investment income	n/a	n/a	n/a	n/a	-	8	52	60

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$2	n/a	n/a
Net realized investment gains	n/a	n/a	n/a	n/a	(1)	n/a	2	1
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(3)	(3)
Net foreign exchange gains	n/a	n/a	n/a	n/a	n/a	n/a	1	1
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	(4)	(4)
Distributions related to Trust Preferred and
Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(7)	(7)

Net loss	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$(28)

Loss ratio (1)	77.9%	89.7%	83.8%	83.9%
Acquisition ratio (2)	27.9	23.1	18.2	21.8

Technical ratio (3)	105.8%	112.8%	102.0%	105.7%
Other overhead expense ratio (4)				5.5

Combined ratio (5)				111.2%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

PartnerRe Ltd.
Supplementary Information
(in millions of U.S. dollars)
(Unaudited)

SEGMENT INFORMATION

For the nine months ended September 30, 2002

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty		Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$476	$462	$937		$1,875	$1	$114	$-	$1,990

Net premiums written	475	451	925		1,851	-	107	-	1,958
Increase in unearned premiums	$(76)	$(41)	$(159)		$(276)	$-	$(5)	$-	$(281)

Net premiums earned	$399	$410	$766		$1,575	$-	$102	$-	$1,677
Losses and loss expenses including
life policy benefits	(297)	(324)	(514)		(1,135)	-	(90)	-	(1,225)
Acquisition costs	(107)	(99)	(134)		(340)	-	(22)	-	(362)

Technical Result	$(5)	$(13)	$118		$100	$-	$(10)	$-	$90
Other income	n/a	n/a	n/a		-	3	-	1	4
Other operating expenses	n/a	n/a	n/a		(97)	-	(9)	(12)	(118)

Underwriting Result	n/a	n/a	n/a		$3	$3	$(19)	n/a	$(24)
Net investment income	n/a	n/a	n/a		n/a	-	22	156	178

Allocated Underwriting Result (6)	n/a	n/a	n/a		n/a	n/a	$3	n/a	n/a
Net realized investment losses	n/a	n/a	n/a		n/a	n/a	n/a	(13)	(13)
Interest expense	n/a	n/a	n/a		n/a	n/a	n/a	(10)	(10)
Net foreign exchange losses	n/a	n/a	n/a		n/a	n/a	n/a	(5)	(5)
Income tax expense	n/a	n/a	n/a		n/a	n/a	n/a	(4)	(4)

Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a		n/a	n/a	n/a	(20)	(20)

Net income	n/a	n/a	n/a		n/a	n/a	n/a	n/a	$102

Loss ratio (1)	74.2%	79.4%	67.1%	%	72.1%
Acquisition ratio (2)	26.9	23.9	17.5		21.5

Technical ratio (3)	101.1%	103.3%	84.6%	%	93.6%
Other overhead expense ratio (4)					6.3

Combined ratio (5)					99.9%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

For the three months ended December 31, 2002

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment		ART Segment	Life Segment	Corporate	Total

Gross premiums written	$175	$155	$317	$647	$		$69	$-	$716

Net premiums written	174	149	307	630		-	67	-	697
Decrease in unearned premiums	$27	$1	$22	$50		$-	$2	$-	$52

Net premiums earned	$201	$150	$329	$680		$-	$69	$-	$749
Losses and loss expenses including
life policy benefits	(150)	(113)	(164)	(427)		-	(64)	-	(491)
Acquisition costs	(54)	(43)	(60)	(157)		-	(38)	-	(195)

Technical Result	$(3)	$(6)	$105	$96		$-	$(33)	$-	$63

Other income	n/a	n/a	n/a	-		2	-	-	2
Other operating expenses	n/a	n/a	n/a	(34)		(1)	(3)	(6)	(44)

Underwriting Result	n/a	n/a	n/a	$62		$1	$(36)	n/a	$21

Net investment income	n/a	n/a	n/a	n/a		1	13	53	67

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a		n/a	$(23)	n/a	n/a

Net realized investment gains	n/a	n/a	n/a	n/a		n/a	n/a	7	7
Interest expense	n/a	n/a	n/a	n/a		n/a	n/a	(3)	(3)
Net foreign exchange gains	n/a	n/a	n/a	n/a		n/a	n/a	2	2
Income tax benefit	n/a	n/a	n/a	n/a		n/a	n/a	1	1

Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a		n/a	n/a	(7)	(7)

Net income	n/a	n/a	n/a	n/a		n/a	n/a	n/a	$88

Loss ratio (1)	74.5%	75.4%	49.8%	62.8%
Acquisition ratio (2)	26.8	28.3	18.2	22.9

Technical ratio (3)	101.3%	103.7%	68.0%	85.7%
Other overhead expense ratio (4)				5.1

Combined ratio (5)				90.8%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

PartnerRe Ltd.
Supplementary Information
(in millions of U.S. dollars)
(Unaudited)

SEGMENT INFORMATION

For the twelve months ended December 31, 2002

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$652	$617	$1,254	$2,523	$1	$182	$-	$2,706

Net premiums written	649	600	$1,232	2,481	-	174	-	2,655
Increase in unearned premiums	$(49)	$(40)	(137)	$(226)	$-	$(3)	$-	$(229)

Net premiums earned	$600	$560	$1,095	$2,255	$-	$171	$-	$2,426
Losses and loss expenses including
life policy benefits	(446)	(439)	(678)	(1,563)	-	(153)	-	(1,716)
Acquisition costs	(161)	(140)	(194)	(495)	-	(61)	-	(556)

Technical Result	$(7)	$(19)	$223	$197	$-	$(43)	$-	$154

Other income	n/a	n/a	n/a	-	5	-	1	6
Other operating expenses	n/a	n/a	n/a	(131)	(1)	(12)	(18)	(162)

Underwriting Result	n/a	n/a	n/a	$66	$4	$(55)	n/a	$(2)

Net investment income	n/a	n/a	n/a	n/a	1	34	210	245

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$(21)	n/a	n/a

Net realized investment losses	n/a	n/a	n/a	n/a	n/a	n/a	(7)	(7)
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(13)	(13)
Net foreign exchange losses	n/a	n/a	n/a	n/a	n/a	n/a	(3)	(3)
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	(3)	(3)
Distributions related to Trust Preferred and								-
Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(27)	(27)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$190

Loss ratio (1)	74.3%	78.3%	61.9%	69.3%
Acquisition ratio (2)	26.8	25.1	17.7	22.0

Technical ratio (3)	101.1%	103.4%	79.6%	91.3%
Other overhead expense ratio (4)				5.8

Combined ratio (5)				97.1%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

PartnerRe Ltd.
Supplementary Information
(in millions of U.S. dollars)
(Unaudited)

SEGMENT INFORMATION

For the three months ended March 31, 2003

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$318	$305	$552	$1,175	$-	$87	$-	$1,262

Net premiums written	$318	$305	$530	$1,153	$-	$82	$-	$1,235
Increase in unearned premiums	(122)	(103)	(197)	(422)	-	(7)	-	(429)

Net premiums earned	$196	$202	$333	$731	$-	$75	$-	$806
Losses and loss expenses including
life policy benefits	(138)	(138)	(207)	(483)	-	(73)	-	(556)
Acquisition costs	(50)	(49)	(62)	(161)	-	(9)	-	(170)

Technical Result	$8	$15	$64	$87	$-	$(7)	$-	$80
Other income	n/a	n/a	n/a	-	2	-	-	2
Other operating expenses	n/a	n/a	n/a	(39)	(2)	(4)	(6)	(51)

Underwriting Result	n/a	n/a	n/a	$48	$-	$(11)	n/a	$31
Net investment income	n/a	n/a	n/a	n/a	-	12	49	61

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$1	n/a	n/a
Net realized investment gains	n/a	n/a	n/a	n/a	n/a	n/a	40	40
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(3)	(3)
Net foreign exchange gains	n/a	n/a	n/a	n/a	n/a	n/a	4	4
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	(2)	(2)
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(7)	(7)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$124

Loss ratio (1)	70.3%	68.2%	62.2%	66.0%
Acquisition ratio (2)	25.7	24.0	18.5	22.0

Technical ratio (3)	96.0%	92.2%	80.7%	88.0%
Other overhead expense ratio (4)				5.3

Combined ratio (5)				93.3%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

For the three months ended June 30, 2003

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$221	$182	$366	$769	$-	$68	$-	$837

Net premiums written	$221	$186	$366	$773	$-	$66	$-	$839
(Increase) decrease in unearned premiums	(6)	29	-	23	-	1	-	24

Net premiums earned	$215	$215	$366	$796	$-	$67	$-	$863
Losses and loss expenses including
life policy benefits	(148)	(145)	(202)	(495)	-	(59)	-	(554)
Acquisition costs	(57)	(57)	(74)	(188)	-	(14)	-	(202)

Technical Result	$10	$13	$90	$113	$-	$(6)	$-	$107
Other income	n/a	n/a	n/a	-	3	-	-	3
Other operating expenses	n/a	n/a	n/a	(44)	(3)	(4)	(7)	(58)

Underwriting Result	n/a	n/a	n/a	$69	$-	$(10)	n/a	$52
Net investment income	n/a	n/a	n/a	n/a	-	12	51	63

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$2	n/a	n/a
Net realized investment gains	n/a	n/a	n/a	n/a	n/a	n/a	16	16
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(3)	(3)
Net foreign exchange gains	n/a	n/a	n/a	n/a	n/a	n/a	5	5
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	(4)	(4)
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(7)	(7)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$122

Loss ratio (1)	68.7%	67.8%	55.2%	62.2%
Acquisition ratio (2)	26.6	26.4	20.0	23.6

Technical ratio (3)	95.3%	94.2%	75.2%	85.8%
Other overhead expense ratio (4)				5.5

Combined ratio (5)				91.3%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

PartnerRe Ltd.
Supplementary Information
(in millions of U.S. dollars)
(Unaudited)

SEGMENT INFORMATION

For the six months ended June 30, 2003

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$539	$487	$918	$1,944	$-	$155	$-	$2,099

Net premiums written	$539	$491	$896	$1,926	$-	$148	$-	$2,074
Increase in unearned premiums	(128)	(74)	(197)	(399)	-	(6)	-	(405)

Net premiums earned	$411	$417	$699	$1,527	$-	$142	$-	$1,669
Losses and loss expenses including
life policy benefits	(286)	(283)	(409)	(978)	-	(132)	-	(1,110)
Acquisition costs	(107)	(106)	(135)	(348)	-	(23)	-	(371)

Technical Result	$18	$28	$155	$201	$-	$(13)	$-	$188

Other income	n/a	n/a	n/a	-	5	-	-	5
Other operating expenses	n/a	n/a	n/a	(83)	(5)	(8)	(13)	(109)

Underwriting Result	n/a	n/a	n/a	$118	$-	$(21)	n/a	$84

Net investment income	n/a	n/a	n/a	n/a	-	24	100	124

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$3	n/a	n/a

Net realized investment gains	n/a	n/a	n/a	n/a	n/a	n/a	56	56
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(6)	(6)
Net foreign exchange gains	n/a	n/a	n/a	n/a	n/a	n/a	8	8
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	(6)	(6)
Distributions related to Trust Preferred andMandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(14)	(14)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$246

Loss ratio (1)	69.5%	68.0%	58.6%	64.1%
Acquisition ratio (2)	26.1	25.2	19.3	22.8

Technical ratio (3)	95.6%	93.2%	77.9%	86.9%
Other overhead expense ratio (4)				5.4

Combined ratio (5)				92.3%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

For the three months ended September 30, 2003

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$199	$168	$321	$688	$-	$62	$-	$750

Net premiums written	$199	$165	$319	$683	$-	$61	$-	$744
Decrease in unearned premiums	14	29	97	140	-	4	-	144

Net premiums earned	$213	$194	$416	$823	$-	$65	$-	$888
Losses and loss expenses including
life policy benefits	(166)	(167)	(203)	(536)	-	(58)	-	(594)
Acquisition costs	(53)	(54)	(77)	(184)	-	(14)	-	(198)

Technical Result	$(6)	$(27)	$136	$103	$-	$(7)	$-	$96
Other income	n/a	n/a	n/a	-	4	-	-	4
Other operating expenses	n/a	n/a	n/a	(46)	(3)	(5)	(9)	(63)

Underwriting Result	n/a	n/a	n/a	$57	$1	$(12)	n/a	$37
Net investment income	n/a	n/a	n/a	n/a	-	12	53	65

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$-	n/a	n/a
Net realized investment gains	n/a	n/a	n/a	n/a	n/a	n/a	12	12
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(6)	(6)
Net foreign exchange loss	n/a	n/a	n/a	n/a	n/a	n/a	-	-
Income tax benefit	n/a	n/a	n/a	n/a	n/a	n/a	13	13
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(4)	(4)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$117

Loss ratio (1)	78.0%	86.0%	48.8%	65.1%
Acquisition ratio (2)	24.8	27.8	18.6	22.4

Technical ratio (3)	102.8%	113.8%	67.4%	87.5%
Other overhead expense ratio (4)				5.6

Combined ratio (5)				93.1%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

PartnerRe Ltd.
Supplementary Information
(in millions of U.S. dollars)
(Unaudited)

SEGMENT INFORMATION

For the nine months ended September 30, 2003

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$738	$655	$1,239	$2,632	$-	$217	$-	$2,849

Net premiums written	$738	$655	$1,216	$2,609	$-	$208	$-	$2,817
Increase in unearned premiums	(114)	(45)	(100)	(259)	-	(1)	-	(260)

Net premiums earned	$624	$610	$1,116	$2,350	$-	$207	$-	$2,557
Losses and loss expenses including
life policy benefits	(452)	(450)	(612)	(1,514)	-	(190)	-	(1,704)
Acquisition costs	(160)	(159)	(213)	(532)	-	(37)	-	(569)

Technical Result	$12	$1	$291	$304	$-	$(20)	$-	$284

Other income	n/a	n/a	n/a	-	9	-	-	9
Other operating expenses	n/a	n/a	n/a	(129)	(8)	(13)	(22)	(172)

Underwriting Result	n/a	n/a	n/a	$175	$1	$(33)	n/a	$121

Net investment income	n/a	n/a	n/a	n/a	-	36	153	189

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$3	n/a	n/a

Net realized investment gains	n/a	n/a	n/a	n/a	n/a	n/a	68	68
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(13)	(13)
Net foreign exchange gains	n/a	n/a	n/a	n/a	n/a	n/a	9	9
Income tax benefit	n/a	n/a	n/a	n/a	n/a	n/a	7	7
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(18)	(18)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$363

Loss ratio (1)	72.4%	73.7%	54.9%	64.4%
Acquisition ratio (2)	25.7	26.1	19.1	22.7

Technical ratio (3)	98.1%	99.8%	74.0%	87.1%
Other overhead expense ratio (4)				5.5

Combined ratio (5)				92.6%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

For the three months ended December 31, 2003

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$181	$193	$303	$677	$5	$93	$-	$775

Net premiums written	$182	$194	$301	$677	$4	$92	$-	$773
Decrease (increase) in unearned premiums	37	36	101	174	(1)	-	-	173

Net premiums earned	$219	$230	$402	$851	$3	$92	$-	$946
Losses and loss expenses including
life policy benefits	(193)	(176)	(213)	(582)	(2)	(77)	-	(661)
Acquisition costs	(54)	(50)	(76)	(180)	-	(24)	-	(204)
Technical Result	$(28)	$4	$113	$89	$1	$(9)	$-	$81
Other income	n/a	n/a	n/a	-	12	-	-	12
Other operating expenses	n/a	n/a	n/a	(47)	(3)	(6)	(8)	(64)

Underwriting Result	n/a	n/a	n/a	$42	$10	$(15)	n/a	$29
Net investment income	n/a	n/a	n/a	n/a	-	17	56	73

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$2	n/a	n/a
Net realized investment gains	n/a	n/a	n/a	n/a	n/a	n/a	19	19
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(6)	(6)
Net foreign exchange gains	n/a	n/a	n/a	n/a	n/a	n/a	3	3
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	(9)	(9)
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(4)	(4)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$105

Loss ratio (1)	88.1%	76.7%	53.4%	68.5%
Acquisition ratio (2)	24.7	21.5	18.9	21.1

Technical ratio (3)	112.8%	98.2%	72.3%	89.6%
Other overhead expense ratio (4)				5.5

Combined ratio (5)				95.1%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.

PartnerRe Ltd.
Supplementary Information
(in millions of U.S. dollars)
(Unaudited)

SEGMENT INFORMATION

For the twelve months ended December 31, 2003

	U.S. P&C	Global (Non- U.S. P&C)	Worldwide Specialty	Total Non-Life Segment	ART Segment	Life Segment	Corporate	Total

Gross premiums written	$920	$848	$1,542	$3,310	$5	$310	$-	$3,625

Net premiums written	$920	$849	$1,517	$3,286	$4	$300	$-	$3,590
(Increase) decrease in unearned premiums	(77)	(10)	1	(86)	(1)	-	-	(87)

Net premiums earned	$843	$839	$1,518	$3,200	$3	$300	$-	$3,503
Losses and loss expenses including
life policy benefits	(645)	(625)	(827)	(2,097)	(2)	(267)	-	(2,366)
Acquisition costs	(214)	(209)	(289)	(712)	-	(61)	-	(773)

Technical Result	$(16)	$5	$402	$391	$1	$(28)	$-	$364
Other income	n/a	n/a	n/a	-	21	-	-	21
Other operating expenses	n/a	n/a	n/a	(176)	(11)	(19)	(30)	(236)

Underwriting Result	n/a	n/a	n/a	$215	$11	$(47)	n/a	$149
Net investment income	n/a	n/a	n/a	n/a	-	53	209	262

Allocated Underwriting Result (6)	n/a	n/a	n/a	n/a	n/a	$6	n/a	n/a
Net realized investment gains	n/a	n/a	n/a	n/a	n/a	n/a	87	87
Interest expense	n/a	n/a	n/a	n/a	n/a	n/a	(18)	(18)
Net foreign exchange gains	n/a	n/a	n/a	n/a	n/a	n/a	12	12
Income tax expense	n/a	n/a	n/a	n/a	n/a	n/a	(2)	(2)
Distributions related to Trust Preferred and Mandatorily Redeemable Preferred Securities	n/a	n/a	n/a	n/a	n/a	n/a	(22)	(22)

Net income	n/a	n/a	n/a	n/a	n/a	n/a	n/a	$468

Loss ratio (1)	76.5%	74.5%	54.5%	65.5%
Acquisition ratio (2)	25.4	24.8	19.0	22.2

Technical ratio (3)	101.9%	99.3%	73.5%	87.7%
Other overhead expense ratio (4)				5.5

Combined ratio (5)				93.2%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other overhead expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is the sum of the technical ratio and the other overhead expense ratio.
(6)	Allocated Underwriting Result is defined as net premiums earned and allocated investment income less losses and loss expenses, acquisition costs and other overhead expenses.